UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2021

FIRST WESTERN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-38595	37-1442266
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1900 16th Street, Suite 1200
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 531-8100

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MYFW	The Nasdaq Stock Market LLC

Item 5.02(d)Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of First Western Financial, Inc. appointed Scott C. Mitchell and Julie A. Courkamp as directors of the Company on February 3, 2021, effective immediately.

Mr. Mitchell is the President of U.S. Engineering Metalworks, a full-service mechanical contractor providing solutions for the life of a facility in a vast range of industries such as healthcare, education, office, government, and industrial. Mr. Mitchell holds a Bachelor of Science in Industrial Engineering from Southern Illinois University and an MBA from the University of Denver. Mr Mitchell is a Six Sigma Master Black Belt and Lean Manufacturing Facilitator, and has served as a board member of the Governor of Colorado’s Leaders Initiative and the Hyatt Hotel Authority. The Board did not immediately appoint Mr. Mitchell to serve on any of the committees.

Ms. Courkamp has served as Treasurer and Chief Financial Officer of the Company and First Western Trust Bank since 2013. She joined the Company in 2006 as its Controller and was promoted to Director of Finance and Accounting in 2010. Prior to joining the Company, Ms. Courkamp held positions with PwC in Denver researching issues related to SEC reporting, and coordinating and supervising audits and interim quarterly reviews of public and private companies. Ms. Courkamp holds a Bachelor of Science in Accounting from the University of Colorado at Boulder. The Board did not immediately appoint Ms. Courkamp to serve on any of the committees.

Item 9.01            Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description

99.1	Press release dated February 4, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST WESTERN FINANCIAL, INC.

Date: February 4, 2021	By: /s/ Julie A. Courkamp
Julie A. Courkamp Chief Financial Officer

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